UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

6836 Bee Caves Road

Building 1, Suite 279

Austin, TX 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 772-4245

N/A

(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2020, Dr. Milton Mattox resigned as the Chief Operating Officer of Cipherloc Corporation (the “Company’). Dr. Mattox’s resignation was not the result of any disagreement with the Company, any matter related to the Company’s operations, policies or practices, the Company’s management or the Company’s board of directors. The Company has accepted Mr. Mattox’s resignation which will be effective following a transition to the Company’s new Chief Technology Officer, Nicholas Hnatiw, who was appointed to this position on November 18, 2020.

Set forth below is the biographical information of Mr. Hnatiw, as required by Item 401 of Regulation S-K.

Nicholas Hnatiw, age 40, has more than 15 years of experience creating software technologies from network security to artificial intelligence. Mr. Hnatiw has led the design and development of a security risk assessment SaaS platform, run a security monitoring service with a custom-built next generation automation and SIEM system. Prior to the Company, Mr. Hnatiw served as the technical director for network operations supporting U.S. Cyber Command, U.S. Intelligence Agencies, and other Department of Defense research organizations from October 2010 to October 2014. From June 2015 to September 2019, Mr. Hnatiw was the Chief Executive Officer of Loki Labs, a cyber security firm. Mr. Hnatiw is also currently a consultant with Cuesta Partners (since January 2020); a partner and Chief Technology Officer of Sidechannel Security (since February 2020), and the Chief Technology Officer of RealCISO.io (since October 2020). Mr. Hnatiw earned a bachelor of science degree in computer engineering and computer science at the University of Massachusetts, Amherst.

Item 8.01 Other Events.

On November 24, 2020, the Company issued a press release announcing the appointment of Mr. Hnatiw as Chief Technology Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated November 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated November 25, 2020

CIPHERLOC CORPORATION

By:	/s/ Ryan Polk
Ryan Polk
Chief Financial Officer

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